CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Annual Report of Lucy's Cafe, Inc., a Nevada corporation (the "Company"), on Form 10-KSB for the annual period ending December 31, 2003 as filed with the Securities and Exchange Commission (the "Report"), I, Manijeh Shahvaran, Chief Executive Officer of the Company, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350), that to my knowledge:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.




Date: April 5,  2004               By: /s/ Manijeh  Shahvaran
                                   ---------------------------
                                   Manijeh  Shahvaran
                                   Chief  Executive  Officer